UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on August 9, 2022, the Board of Directors (the “Board”) of The Bank of New York Mellon Corporation (the “Company”) appointed Robin Vince to the position of Chief Executive Officer (“CEO”), in addition to his current role as President, effective August 31, 2022. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2022 to disclose a new compensation arrangement for Mr. Vince that was approved by the Human Resources and Compensation Committee of the Board (the “HRC Committee”). Such compensation arrangements had not been determined at the time of the original filing.

On August 29, 2022, the HRC Committee approved a new compensation arrangement for Mr. Vince in connection with his appointment as CEO of the Company. Mr. Vince’s annual base salary was set at $1,250,000, effective August 31, 2022. His target incentive for 2022 will be $10,333,000, which reflects a proration of Mr. Vince’s original target for 2022 and an increased target effective August 31, 2022. Mr. Vince’s actual 2022 incentive award will be based on corporate and individual performance and will be delivered 25% in cash, 25% in restricted stock units (“RSUs”) and 50% in performance share units (“PSUs”), in accordance with the Company’s Executive Compensation Program for the position of CEO, which is described in the Compensation Discussion & Analysis section commencing on page 48 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 1, 2022 (the “Proxy Statement”). In addition, the HRC Committee approved an amendment to Mr. Vince’s offer letter to conform the provisions related to the vesting of certain equity awards with the terms generally applicable to participants in the Company’s Executive Compensation Program, as described in Proxy Statement. All awards granted to Mr. Vince are subject to the Company’s clawback and recoupment policy as described in the Proxy Statement. Mr. Vince will continue to participate in the Company’s Executive Severance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: August 31, 2022	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary

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